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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    FEBRUARY 25, 2005


                        DIAMOND TRIUMPH AUTO GLASS, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                      333-33572               23-2758853

(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

                 220 DIVISION STREET                                18704
               KINGSTON, PENNSYLVANIA

      (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:   (570) 287-9915

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01   OTHER EVENTS - INTERNAL REVENUE SERVICE DETERMINATION

      On February 25, 2005, the Chief Financial Officer of Diamond Triumph Auto Glass, Inc. (the "Company") and a tax representative from KPMG, LLP were informed by an Internal Revenue Service (the "IRS") appeals officer that the IRS had made a determination regarding the Company's election under Internal Revenue Code (the "IRC") Section 338(h)(10), as described in the Company's annual report filed on Form 10-K for the year ended December 31, 2003. The IRS appeals officer communicated that, subject to final supervisory review and the issuance of a closing letter, the issue related to the Company's election under the IRC
Section 338(h)(10) has been resolved in the Company's favor and that the proposed adjustment made by the IRS on February 20, 2002 to disallow the Company's election under the IRC Section 338(h)(10) will be reversed. Based on this communication, the Company expects to receive a final written determination from the IRS during the second calendar quarter of 2005 informing the Company that the issue related to the Company's election under the IRC Section 338(h)(10) has been resolved in the Company's favor.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  March 2, 2005            DIAMOND TRIUMPH AUTO GLASS, INC.


                                     By: /s/ Michael A. Sumsky
                                         ---------------------------------------
                                     Name:   Michael A. Sumsky
                                     Title:  President - Chief Financial Officer